Exhibit 99.1

L3Harris to Acquire Aerojet Rocketdyne

MELBOURNE, Fla. and EL SEGUNDO, Calif., Dec. 18, 2022 — L3Harris Technologies (NYSE: LHX) and Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD) together announced the signing of a definitive agreement for L3Harris to acquire Aerojet Rocketdyne for $58 per share, in an all-cash transaction valued at $4.7 billion, inclusive of net debt.

This marks L3Harris’ second acquisition announcement of 2022, demonstrating its continued focus on delivering critical capabilities to warfighters while strengthening the nation’s defense industrial base through increased competition.

“We’ve heard the DoD leadership loud and clear: they want high-quality, innovative and cost-effective solutions to meet both current and emerging threats, and they’re relying upon a strong, competitive industrial base to deliver those solutions,” said Christopher E. Kubasik, L3Harris CEO and Chair. “With this acquisition, we will use the combined talents of more than 50,000 employees to drive continuous process improvement, enhance business operations and elevate the performance of this crucial national asset.”

A proven provider of world-class propulsion systems and energetics to the DoD, NASA and other partners and allies worldwide, Aerojet Rocketdyne has a 100-year heritage of excellence delivering some of the most significant moments in space exploration and discovery, while leading the industry with investments in rocket propulsion that support America’s warfighters and enhance integrated deterrence.

The acquisition will ensure the defense industrial base and our customers will have a strengthened merchant supplier to effectively address both current and emerging threats – and promote scientific discovery and innovation – through targeted investment in advanced missile technologies, hypersonics and more.

“This agreement will accelerate innovation for national security propulsion solutions while providing a premium cash value for our shareholders and tremendous benefits for our employees, customers, partners, and the communities in which we operate,” said Eileen P. Drake, CEO and President of Aerojet Rocketdyne. “Joining L3Harris is a testament to the world-class organization and team we’ve built and represents a natural next phase of our evolution. As part of L3Harris, we will bring our advanced technologies together with their substantial expertise and resources to accelerate our shared purpose: enabling the defense of our nation and space exploration. This is an exciting new chapter for Aerojet Rocketdyne and our over 5,200 dedicated team members, providing them with additional opportunities, and we look forward to working closely with L3Harris to complete this transaction.”

Aerojet Rocketdyne currently generates approximately $2.3 billion in annual revenues. The company’s employees operate primarily out of advanced manufacturing facilities in Canoga Park, California; Camden, Arkansas; West Palm Beach and Orlando, Florida; Huntsville, Alabama; Orange, Virginia; Redmond, Washington; Stennis Space Center, Mississippi; Jonesborough, Tennessee; and Carlstadt, New Jersey.

The cash acquisition will be funded with existing cash and the issuance of new debt. The deal is expected to close in 2023, subject to required regulatory approvals and clearances and other customary closing conditions.

Additional information regarding this transaction can be found at the L3Harris investor page and the Aerojet Rocketdyne investor page.

About L3Harris Technologies

L3Harris Technologies, an agile global aerospace and defense technology innovator, delivers end-to-end solutions meeting our customers’ mission-critical needs. The company provides advanced defense and commercial technologies across space, air, land, sea and cyber domains. L3Harris has more than $17 billion in annual revenue and customers in more than 100 countries.

About Aerojet Rocketdyne

Aerojet Rocketdyne, a subsidiary of Aerojet Rocketdyne Holdings, Inc., is a world-recognized aerospace and defense leader that provides propulsion systems and energetics to the space, missile defense and strategic systems, and tactical systems areas, in support of domestic and international customers. For more information, visit www.Rocket.com and www.AerojetRocketdyne.com.

Regarding this Acquisition

Barclays Capital Inc. and Goldman Sachs & Co. LLC are serving as financial advisors, and Simpson Thacher & Bartlett LLP is serving as legal counsel to L3Harris. Citi and Evercore Inc. are serving as co- lead financial advisors, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Aerojet Rocketdyne.

Forward-Looking Statements

This press release contains forward-looking statements that reflect each company’s management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Each company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements.

Important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements are described in the “Risk Factors” sections of each company’s Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent quarterly reports on Form 10-Q. In addition, the following factors, among others, could cause actual results to differ materially from the forward-looking statements or historical performance: delays in, or failures in respect of, anticipated satisfaction of closing conditions, unexpected costs, liabilities or delays, legal proceedings or the ability to obtain regulatory approvals and the satisfaction of other closing conditions in a timely manner or at all. Statements about business acquisitions, including benefits and future plans, are forward-looking and involve risks and uncertainties. The forward-looking statements speak only as of the date of this press release, and L3Harris and Aerojet Rocketdyne disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris, Aerojet Rocketdyne will file relevant materials with the Securities and Exchange Commission (the “SEC”). Aerojet Rocketdyne’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by Aerojet Rocketdyne with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of Aerojet Rocketdyne’s website at http://rocket.com.

Participants in the Solicitation

Aerojet Rocketdyne and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Aerojet Rocketdyne’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Aerojet Rocketdyne in connection with the proposed transaction, including their ownership of common stock of Aerojet Rocketdyne, can be found in Aerojet Rocketdyne’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of Aerojet Rocketdyne’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from Aerojet Rocketdyne’s website. Stockholders will be able to obtain additional information regarding Aerojet Rocketdyne’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that Aerojet Rocketdyne will file with the SEC when they become available.

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Media Contacts

Paul Swiergosz

L3Harris Technologies

Paul.Swiergosz@L3Harris.com

(321) 378-5631

Steve Warren

Aerojet Rocketdyne

Steven.Warren@rocket.com

(703) 650-0278

Investor Contacts

Rajeev Lalwani

L3Harris Technologies

Rajeev.Lalwani@L3Harris.com

(321) 727-9383

Kelly Anderson

Aerojet Rocketdyne

IR@AerojetRocketdyne.com

(310) 252-8155